UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2016

Reata Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37785	11-3651945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Gateway Drive; Suite 150

Irving, TX 75063

(Address of principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2016, Reata Pharmaceuticals Inc.’s (the “Company”) Board of Directors amended Article V, Sections 5.1, 5.3 and 5.14 of the Bylaws of the Company to allow the Board of Directors to authorize the Chief Executive Officer to appoint and remove certain officers of the Company.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Bylaws of Reata Pharmaceuticals, Inc., effective as of December 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REATA PHARMACEUTICALS, INC.

Dated: December 7, 2016	By:	/s/ J. Warren Huff
J. Warren Huff Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Bylaws of Reata Pharmaceuticals, Inc., effective as of December 7, 2016.